Exhibit 99.1

GCI, Inc. Launches Consent Solicitation Related to Senior Notes

ANCHORAGE, AK (April 12, 2017) - General Communication, Inc. (“GCI”) announced today that its wholly owned subsidiary, GCI, Inc. (the “Issuer”), is soliciting consents (the “Consent Solicitation”) from the holders of its outstanding 6.75% Senior Notes due 2021 (“6.75% Senior Notes”) and 6.875% Senior Notes due 2025 (“6.875% Senior Notes” and together with the 6.75% Senior Notes, the “Notes”) to effect certain amendments to the indentures governing the Notes (the “Indentures”), as described below, upon the terms and subject to the conditions set forth in the Consent Solicitation Statement, dated April 12, 2017 (the “Statement”), and the related Letter of Consent.

As announced on April 4, 2017, GCI, Liberty Interactive Corporation (“Liberty Interactive”) and Liberty Interactive LLC (“LI LLC”), a wholly owned subsidiary of Liberty Interactive, have entered into an Agreement and Plan of Reorganization Agreement pursuant to which, through a series of transactions (the “Reorganization Transactions”), Liberty Interactive would acquire GCI, combine GCI with Liberty Interactive’s Liberty Ventures tracking stock group (“Liberty Ventures”) and effect a split-off of Liberty Interactive’s interest in the combined company, to be called GCI Liberty.

The primary purpose of the Consent Solicitation is to amend the Indentures to do the following (the “Proposed Amendments”): (i) permit the Issuer to be a Delaware limited liability company rather than a corporation as currently required under the Indentures, which would be effected through the merger of the Issuer with and into a new wholly owned limited liability company subsidiary of GCI, (ii) result in the Reorganization Transactions not constituting a “Change of Control” requiring the Issuer to make an offer to repurchase the Notes at 101% of principal amount plus accrued and unpaid interest, and (iii) provide less restrictive covenants than those set forth in the Indentures with respect to certain actions the Issuer and certain of its subsidiaries holding the Liberty Ventures businesses, assets and liabilities contributed by Liberty Interactive to GCI as part of the Reorganization Transactions. The existing covenants in the Indentures would continue to apply to all of the Issuer’s subsidiaries that are currently designated as “Restricted Subsidiaries.”

The Consent Solicitation is being made to the holders of each series of Notes as of 5:00 p.m., New York City time, on April 12, 2017 (such date and time, as it may be changed from time to time, the “Record Date”). The consent of holders of at least a majority in aggregate principal amount of a series of Notes then outstanding as of the Record Date are required to approve the Proposed Amendment with respect to that series of Notes (the “Requisite Consents”). The Proposed Amendment will be effected by supplemental indentures to the Indentures, which will be executed after receipt of the Requisite Consents.

The expiration date of the Consent Solicitation is 5:00 p.m., New York City time, on Monday, April 24, 2017, unless extended (such date and time, as the same may be extended, the “Expiration Date”).

If the Issuer receives the Requisite Consents with respect to each series of Notes on or prior to the Expiration Date, and the other conditions to the Consent Solicitation are satisfied or waived, promptly after the Expiration Date, the Issuer will pay to the tabulation agent for the benefit of registered holders of Notes (“Noteholders”) as of the Record Date that have validly delivered (and not validly revoked) a properly completed letter of consent (a “Consent”) on or prior to the Expiration Date (x) with respect to the Proposed Amendment relating to the 6.75% Senior Notes, an aggregate consent fee of $812,500 payable to the holders of 6.75% Senior Notes, on a pro rata basis, who have validly delivered (and not validly revoked) a properly completed Consent and (y) with respect to the Proposed Amendment relating to the 6.875% Senior Notes, an aggregate consent fee of $1,125,000 payable to the holders of 6.875% Senior Notes, on a pro rata basis, who have validly delivered (and not validly revoked) a properly completed Consent (each, a “Consent Fee”) If, however, all conditions to the Solicitation with respect to one series of Notes are not satisfied or waived, but all conditions to the Consent Solicitation with respect to the other series of Notes are satisfied or waived, then in the Issuer’s sole discretion, on the business day following the Expiration Date, or as promptly as practicable thereafter, the Issuer will pay to the tabulation agent for the benefit of the Noteholders the applicable Consent Fee for the series of Notes as to which such conditions are so satisfied or waived.

Exhibit 99.1

The Consent Solicitation is being made solely on the terms and subject to the conditions set forth in the Statement and the related Letter of Consent. The Issuer may, in its sole discretion, terminate, abandon, extend or amend the Consent Solicitation as described in the Statement.

The Issuer has appointed Ipreo LLC as information agent and tabulation and paying agent with respect to the Consent Solicitation. Requests for documents should be directed to Ipreo LLC at: (212) 849-3880 (banks and brokers) or (888) 593-9546 (toll free). The Issuer has also retained J.P. Morgan Securities LLC as solicitation agent with respect to the Consent Solicitation. Questions concerning the terms of the Consent Solicitation should be directed to J.P. Morgan Securities LLC at (866) 834-4666 (toll free) or (212) 834-4811 (collect).

None of GCI, the Issuer, Liberty Interactive, LI LLC, the Information Agent, the Solicitation Agent, the trustee under the Indentures or any of their respective affiliates makes any recommendation as to whether Noteholders should deliver their Consent to the Proposed Amendments pursuant to the Consent Solicitation, and no one has been authorized by any of them to make such a recommendation. Each Noteholder must make its own decision as to whether to give its consent.

THIS NEWS RELEASE IS FOR INFORMATIONAL PURPOSES ONLY AND DOES NOT CONSTITUTE EITHER AN OFFER TO SELL NOR A SOLICITATION OF CONSENTS OR AN OFFER TO BUY OR SELL ANY SECURITY IN ANY JURISDICTION. THIS ANNOUNCEMENT IS ALSO NOT A SOLCITATION OF CONSENTS WITH RESPECT TO THE PROPOSED AMENDMENT OR ANY SECURITIES. THE CONSENT SOLICITATION IS NOT BEING MADE IN ANY JURISDICTION IN WHICH, OR TO OR FROM ANY PERSON TO OR FROM WHOM, IT IS UNLAWFUL TO MAKE SUCH SOLICITATION UNDER APPLICABLE STATE OR FOREIGN SECURITIES OR "BLUE SKY" LAWS.

THE CONSENT SOLICITATION IS BEING MADE ONLY PURSUANT TO THE CONSENT SOLICITATION STATEMENT AND THE LETTER OF CONSENT THAT THE INFORMATION AGENT WILL DISTRIBUTE TO NOTEHOLDERS. NOTEHOLDERS SHOULD CAREFULLY READ THE CONSENT SOLICITATION STATEMENT AND LETTER OF CONSENT PRIOR TO MAKING ANY DECISION WITH RESPECT TO THE CONSENT SOLICITATION, BECAUSE SUCH DOCUMENTS CONTAIN IMPORTANT INFORMATION, INCLUDING THE VARIOUS TERMS OF, AND CONDITIONS TO, THE CONSENT SOLICITATION.

Media contact
Heather Handyside, GCI
907-301-3481, hhandyside@gci.com

Forward-Looking Statement Disclosure
This press release includes certain forward-looking statements, including statements about the proposed acquisition of GCI by Liberty Interactive and the proposed split-off of Liberty Interactive’s interest in GCI Liberty (the “proposed split-off” and together with the proposed acquisition of GCI, the “proposed transactions”), the timing of the Consent Solicitation and other matters that are not historical facts. These forward-looking statements involve many risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such statements, including, without limitation, the satisfaction of conditions to the proposed transactions and the Consent Solicitation. These forward-looking statements speak only as of the date of this press release, and GCI expressly disclaims any obligation or undertaking to disseminate any updates or revisions to any forward-looking statement contained herein to reflect any change in GCI’s expectations with regard thereto or any change in events, conditions or circumstances on which any such statement is based. Please refer to the publicly filed documents of GCI, including the most recent Form 10-K, for additional information about GCI and about the risks and uncertainties related to the business of GCI which may affect the statements made in this press release.